UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Director Retirements

Lillian Bauder and Kenneth L. Way retired from the Board of Directors of Comerica Incorporated (“Comerica”), effective April 27, 2010.  The retirements were in accordance with Comerica’s Corporate Governance Guidelines, which provide that a Comerica director will retire from the Board of Directors at the next annual shareholders’ meeting immediately following the director’s 70th birthday.

Amendments to the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan

The Governance, Compensation and Nominating Committee and the Board of Directors (the “Board”) of Comerica previously approved the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan (the “LTIP”), including further amendments (the “Amendments”), subject to shareholder approval. The Amendments increase the number of shares available for grants under the LTIP by 2.5 million shares and allow those additional 2.5 million shares to be used for any type of award available under the LTIP by raising the cap on shares that may be used for grants other than options and stock appreciation rights from 2.2 million to 4.7 million. At Comerica’s Annual Meeting of Shareholders held on April 27, 2010 (the “Annual Meeting”), the LTIP, as amended and restated to include the Amendments (the “Amended LTIP”), was approved in its entirety by the shareholders.  By approving the Amended LTIP, the shareholders approved, among other things, the performance measures, eligibility requirements and the limits on various awards contained therein for purposes of Section 162(m) of the Internal Revenue Code.

A description of the terms and conditions of the Amended LTIP, including eligible participants, the shares subject to the Amended LTIP and the types of awards that may be granted thereunder, is on pages 70-78 of our definitive proxy statement for the 2010 Annual Meeting, filed with the Securities and Exchange Commission on March 19, 2010, which description is incorporated herein by reference.

The foregoing description of the Amended LTIP and the Amendments is qualified in its entirety by reference to the text of the Amended LTIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica held its 2010 Annual Meeting of Shareholders on April 27, 2010.  Matters voted upon by shareholders at that meeting were:

(i)          the election of three Class II Directors;

(ii)         the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2010;

(iii)        a nonbinding, advisory proposal approving executive compensation;

(iv)       the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended;

(v)        amendments to the Certificate of Incorporation to eliminate the classified structure of the Board of Directors;

(vi)       a shareholder proposal requesting that the Board of Directors take steps to eliminate shareholder supermajority voting provisions;

(vii)      a shareholder proposal requesting that the Board of Directors adopt a policy to consider seeking recoupment of executive compensation awards; and

(viii)     a shareholder proposal requesting that a committee of the Board of Directors adopt a pay for superior performance principle.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The nominees for Class II Directors listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a Class II Director with a three-year term expiring in 2013.  The results were as follows:

Class II Director Nominees	For	Against	Abstained	Broker Non-Vote

Ralph W. Babb, Jr.	114,196,173	3,682,393	418,748	14,125,031

James F. Cordes	115,173,218	2,649,147	474,949	14,125,031

Jacqueline P. Kane	114,075,219	3,730,259	491,836	14,125,031

The names of the other directors not up for election at the Annual Meeting whose terms of office continued after the Annual Meeting were as follows:

Incumbent Class I Directors	Incumbent Class III Directors
Richard G. Lindner	Roger A. Cregg
Robert S. Taubman	T. Kevin DeNicola
Reginald M. Turner, Jr.	Alfred A. Piergallini
Nina G. Vaca

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2010 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
130,122,990	1,861,820	437,535	0

Proposal 3

The proposal to approve a nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
95,600,657	33,756,813	3,064,875	0

Proposal 4

The proposal to approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended, was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
76,831,013	40,554,135	912,166	14,125,031

Proposal 5

The proposal to amend the Certificate of Incorporation to eliminate the classified structure of the Board of Directors was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
129,049,994	2,586,872	785,479	0

Proposal 6

The shareholder proposal requesting that the Board of Directors take steps to eliminate shareholder supermajority voting provisions was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
101,243,544	16,023,015	1,030,514	14,125,272

Proposal 7

The shareholder proposal requesting that the Board of Directors adopt a policy to consider seeking recoupment of executive compensation awards was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
62,689,977	53,558,507	2,048,589	14,125,272

Proposal 8

The shareholder proposal requesting that a committee of the Board of Directors adopt a pay for superior performance principle was defeated.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
36,139,209	80,197,943	1,960,162	14,125,031

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1         Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: May 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan